UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Special Meeting of Stockholders

On December 6, 2018, Hercules Capital, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders (the “Stockholders”) considered one proposal as described in detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on October 5, 2018. The final result of the voting on the matter submitted to stockholders is set forth below.

Proposal. The Stockholders approved the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), to the Company, which permits the Company to double the maximum amount of leverage that it is currently permitted to incur by reducing the asset coverage requirements applicable to the Company from 200% to 150% to become effective the day after the Special Meeting (without giving effect to any exemptive relief with respect to Small Business Administration debentures).

Voted “For”	Voted “Against”	Abstentions
51,316,616	4,778,164	1,506,261

The text of the press release announcing the vote result is included as an exhibit to this Form 8-K.

8.01	Other Events.

The Company previously announced that its board of directors, including a “required majority” (as defined in Section 57(o) of the 1940 Act”), approved the application to the Company of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act, which would have become effective September 4, 2019. However, as a result of the Stockholder’s approval at the Special Meeting, effective December 7, 2018, the asset coverage ratio under the 1940 Act applicable to the Company will be decreased from 200% to 150%, permitting the Company to incur additional leverage.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated December 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

December 6, 2018	By:	/s/ Melanie Grace
Melanie Grace General Counsel and Secretary